                                                                   EXHIBIT 25(a)

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               ----------------

                                 CHEMICAL BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                NEW YORK                               13-4994650
    (STATE OF INCORPORATION IF NOT A      (I.R.S. EMPLOYER IDENTIFICATION NO.)
             NATIONAL BANK)

            270 PARK AVENUE
           NEW YORK, NEW YORK                            10017
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                               WILLIAM H. MCDAVID
                                GENERAL COUNSEL
                                270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                              TEL: (212) 270-2611
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

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                           MERRILL LYNCH & CO., INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               13-2740599
    (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

  WORLD FINANCIAL CENTER, NORTH TOWER
           NEW YORK, NEW YORK                          10281-1334
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

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                             SENIOR DEBT SECURITIES
                          SUBORDINATED DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

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                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

  Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject. New York State Banking Department, State House, Albany, New York 12110.

  Board of Governors of the Federal Reserve System, Washington, D.C., 20551 and Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

  Federal Deposit Insurance Corporation, Washington, D.C., 20429.

  (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

ITEM 16.  LIST OF EXHIBITS

  List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

    2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

    3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

    4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-46892, which is incorporated by reference).

    6.  The consent of the Trustee required by Section 321(b) of the Act (see
  Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 15th day of February 1994.

                                          Chemical Bank

                                             /s/ W. B. Dodge
                                          By __________________________________
                                             W. B. DODGE
                                             VICE PRESIDENT

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                             EXHIBIT 7 TO FORM T-1

                                BANK CALL NOTICE

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                                 CHEMICAL BANK

                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

           at the close of business September 30, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                 DOLLAR AMOUNTS
                                                                  IN MILLIONS
                            ASSETS                               --------------
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...........     $  5,291
  Interest-bearing balances....................................        4,658
Securities.....................................................       20,620
Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
 Agreement subsidiaries, and in IBF's:
  Federal funds sold...........................................        1,706
  Securities purchased under agreements to resell..............          434
Loans and lease financing receivables:
  Loans and leases, net of unearned income............. $63,249
  Less: Allowance for loan and lease losses............   2,197
  Less: Allocated transfer risk reserve................     181
                                                        -------
  Loans and leases, net of unearned income, allowance, and re-
   serve.......................................................       60,871
Assets held in trading accounts................................        6,747
Premises and fixed assets (including capitalized leases).......        1,132
Other real estate owned........................................          786
Investments in unconsolidated subsidiaries and associated com-
 panies........................................................          116
Customer's liability to this bank on acceptance outstanding....        1,231
Intangible assets..............................................          504
Other assets...................................................        6,894
                                                                    --------
    Total Assets...............................................     $110,990
                                                                    ========

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
                                                                 DOLLAR AMOUNTS
                                                                  IN MILLIONS
                          LIABILITIES                            --------------
Deposits
  In domestic offices ..........................................    $ 50,535
  Noninterest-bearing .................................. $17,241
  Interest-bearing .....................................  33,294
                                                         -------
  In foreign offices, Edge and Agreement subsidiaries, and
   IBF's........................................................      23,545
  Noninterest-bearing .................................. $   136
  Interest-bearing ....................................   23,409
                                                         -------
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
 Agreement subsidiaries, and in IBF's Federal funds purchased...       9,006
Securities sold under agreements to repurchase..................         685
Demand notes issued to the U.S. Treasury........................       1,502
Other Borrowed money............................................       8,152
Mortgage indebtedness and obligations under capitalized leases..          18
Bank's liability on acceptances executed and outstanding........       1,249
Subordinated notes and debentures...............................       3,350
Other liabilities...............................................       5,267
                                                                    --------
    Total Liabilities...........................................     103,309
                                                                    --------
                         EQUITY CAPITAL
Common stock....................................................         620
Surplus.........................................................       4,501
Undivided profits and capital reserves..........................       2,565
Cumulative foreign currency translation adjustments.............          (5)
                                                                    --------
    Total Equity Capital........................................       7,681
                                                                    --------
    Total Liabilities, Limited-Life Preferred Stock and Equity
     Capital....................................................    $110,990
                                                                    ========

  I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                          Joseph L. Sclafani

  We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                          John F. McGillicuddy
                                          Walter V. Shipley            Directors
                                          Edward D. Miller

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